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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date Of Report (Date Of Earliest Event Reported): December 6, 2004

                        CLEAR CHANNEL COMMUNICATIONS INC
             (Exact Name of Registrant as Specified in its Charter)

                                      Texas
                 (State or Other Jurisdiction of Incorporation)


             001-09645                                  74-1787539
     (Commission File Number)                (IRS Employer Identification No.)


                                  200 E. Basse
                              San Antonio, TX 78209
          (Address of Principal Executive Offices, Including Zip Code)

                                  210-822-2828
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THIS REPORT

ITEM 5.04. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
           PLANS

         On December 6, 2004, Clear Channel sent a notice to its directors and executive officers informing them that a blackout period with respect to the Clear Channel Communications, Inc. Nonqualified Deferred Compensation Plan will be in effect beginning at 4:00 p.m. Eastern Time on December 23, 2004 and is expected to end on January 16, 2005. Clear Channel provided the notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. A copy of the notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                  The following exhibits are filed herewith:

                  99.1 Notice of Blackout Period to Directors and Executive Officers of Clear Channel Communications, Inc., dated December 6, 2004.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CLEAR CHANNEL COMMUNICATIONS, INC.

Date: December 6, 2004           By: /s/ HERBERT W. HILL, JR.
                                     -------------------------------------------
                                     Herbert W. Hill, Jr.
                                     Sr. Vice President/Chief Accounting Officer



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                                INDEX TO EXHIBITS

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
99.1 Notice of Blackout Period to Directors and Executive Officers of Clear Channel Communications, Inc., dated December 6, 2004.
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